Morgan Stanley Government Income Trust
LETTER TO THE SHAREHOLDERS - MARCH 31, 2002

Dear Shareholder:

The six months ended March 31, 2002, began with the economy reeling from the aftershocks of the September 11 attacks and finished with clear evidence of a recovery in progress. The September events came at a time when the economy already had been weakening for some months. The attacks caused a sharp drop in confidence, prompting most analysts to agree that the economy was in recession. America rose to the occasion: the Federal Reserve provided additional monetary stimulus, and the president and Congress put recovery plans in place and authorized additional funds for defense. These stimuli were in addition to an already accommodative monetary stance, tax rebates and anticipated tax reductions that had already been signed into law. By the end of the year, the first evidence was appearing to suggest that a recovery was in progress. By the end of the six-month period, this progress was indisputable.

Fixed-income Overview

It is not surprising that yields on U.S. government securities plummeted as the economy softened following the September attacks and continued to fall through early November as concerns about the economy mounted. Market participants were pessimistic at the beginning of the period, and their pessimism continued to deepen as government securities grew even more fully valued relative to likely future economic activity. We gradually reduced the interest-rate sensitivity of Morgan Stanley Government Income Trust to limit the potential effect of any subsequent rise in interest rates.

In recent years, the fixed-income markets have increasingly tended to turn before the first hard economic data arrived to provide supportive evidence. During the review period, interest rates started rising in early November, even though the first data portending recovery were not released until late December. Rates rose through the end of the review period as it became clear that the more pessimistic view discussed above was unrealistic. As rates approached levels more consistent with the changing economic outlook, we gradually increased the Trust's interest-rate sensitivity, bringing it in line with market benchmarks by the end of the period.

Performance and Portfolio Strategy

For the six-month period ended March 31, 2002, Morgan Stanley Government Income Trust declined 0.14 percent based on a change in net asset value and reinvestment of distributions. Based on the change in the Trust's market price on the New York Stock Exchange (NYSE) and reinvestment of distributions, the Trust declined 2.82 percent.

Morgan Stanley Government Income Trust
LETTER TO THE SHAREHOLDERS - MARCH 31, 2002 continued

As of March 31, 2002, the Trust had net assets of $356.1 million. Approximately 37 percent was invested in mortgage-backed securities issued by U.S. government agencies, 21 percent in direct obligations of U.S. agencies and 42 percent in U.S. Treasury securities, including cash equivalents. On March 31, 2002, the Trust's effective duration, a measure of its interest-rate sensitivity, was 4.91 years.

In December, shareholders of the Trust approved an amendment to the investment restrictions of the Trust to permit it to invest in financial futures contracts and options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest-rate changes. Shareholders should note that the use of futures contracts and options entail additional risks, which are detailed elsewhere in this report.

Looking Ahead

We believe that, in the near term, the economy will continue to recover but likely without the exaggerated, rapid growth that often characterizes the early stage of a recovery and with inflation staying at acceptable levels. As discussed, interest rates had already risen appreciably through the end of the review period, finishing the period near levels for intermediate-term maturities that are consistent with reasonably likely future economic activity. Consequently, we believe that there is no reason to expect intermediate-term rates to rise appreciably further, although there is good reason to expect the Federal Reserve to bring the federal funds rate back up to more normal levels. Such an outlook would likely be relatively advantageous for government agency mortgage-backed securities, which constitute a significant portion of the Trust's portfolio.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 1,023,400 shares of the Trust were purchased on the NYSE during the six-month period ended March 31, 2002.

We appreciate your ongoing support of Morgan Stanley Government Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Government Income Trust
RESULTS OF ANNUAL MEETING

                             *         *         *

On December 18, 2001, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) Election of Trustees:

Edwin J. Garn
For..................................................  33,908,636
Withheld.............................................     470,652
Michael E. Nugent
For..................................................  33,930,292
Withheld.............................................     448,996
Philip J. Purcell
For..................................................  33,921,748
Withheld.............................................     457,540

The following Trustees were not standing for reelection at this meeting:

Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, James F. Higgins, Dr. Manuel H. Johnson and John L. Schroeder.

(2) Approval of an amendment to the Trust's Investment Restrictions to enable the Trust to invest in financial futures contracts and related options thereon:

For..................................................  20,598,976
Against..............................................   2,325,798
Abstain..............................................   1,023,783

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - MARCH 31, 2002 (UNAUDITED)

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE       VALUE
-----------------------------------------------------------------------------------------------
            Mortgage-Backed Securities (39.2%)
            Federal Home Loan Mortgage Corp. (3.5%)
 $ 3,973    11/01/23 - 02/01/31.........................................   8.00%   $  4,173,192
   1,892    12/01/18 - 02/01/19.........................................   9.50       2,020,809
   3,713    08/01/09 - 08/01/20.........................................  10.00       3,926,848
   2,347    08/01/14 - 05/01/19.........................................  10.50       2,514,749
                                                                                   ------------
                                                                                     12,635,598
                                                                                   ------------
            Federal National Mortgage Assoc. (24.0%)
  16,298    05/01/31 - 09/01/31.........................................   6.50      16,221,184
     500    *...........................................................   7.00         517,501
      18    10/01/13....................................................   7.00          17,967
  26,000    *...........................................................   7.50      26,889,687
  11,787    01/01/22 - 05/01/32.........................................   7.50      12,210,127
  25,089    12/01/21 - 01/01/32.........................................   8.00      26,343,233
   2,173    08/01/17 - 05/01/25.........................................   8.50       2,311,419
     336    02/01/17 - 07/01/23.........................................   9.00         358,562
     551    06/01/18 - 01/01/21.........................................   9.50         589,789
                                                                                   ------------
                                                                                     85,459,469
                                                                                   ------------
            Government National Mortgage Assoc. (11.7%)
   6,931    03/15/26 - 03/15/29.........................................   6.00       6,729,761
  13,352    03/20/26 - 08/15/29.........................................   6.50      13,294,117
   6,728    12/15/22 - 11/20/29.........................................   7.50       6,988,902
   4,344    11/15/15 - 03/15/30.........................................   8.00       4,569,539
   6,910    04/15/21 - 11/15/24.........................................   8.50       7,350,186
   2,208    04/15/17 - 02/15/25.........................................   9.00       2,358,628
     203    12/15/19 - 08/15/20.........................................   9.50         216,967
                                                                                   ------------
                                                                                     41,508,100
                                                                                   ------------
            Total Mortgage-Backed Securities (Cost $136,726,355)................    139,603,167
                                                                                   ------------
            U.S. Government & Agency Obligations (55.3%)
   1,500    Federal Farm Credit Bank 06/17/05...........................   5.80       1,547,370
   3,085    Federal Farm Credit Bank 01/10/05...........................   5.90       3,197,214
   2,000    Federal Farm Credit Bank 09/23/04...........................   6.30       2,092,320
   1,000    Federal Farm Credit Bank 09/24/07...........................   6.52       1,046,054
   3,000    Federal Home Loan Banks 02/25/04............................   0.00       2,768,682
   1,000    Federal Home Loan Banks 11/25/08............................   5.88         995,702
   1,000    Federal Home Loan Banks 07/28/08............................   5.945      1,013,944
   2,000    Federal Home Loan Banks 02/05/08............................   5.96       2,038,418
   2,000    Federal Home Loan Banks 03/17/08............................   6.02       2,042,586
   3,500    Federal Home Loan Banks 10/10/07............................   6.20       3,619,284
   2,000    Federal Home Loan Banks 08/15/07............................   6.295      2,078,926

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - MARCH 31, 2002 (UNAUDITED) continued

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE       VALUE
-----------------------------------------------------------------------------------------------
 $ 2,000    Federal Home Loan Mortgage Corp. 04/15/08...................   5.75%   $  2,018,756
   2,000    Federal National Mortgage Assoc. 01/26/09...................   5.80       1,980,614
   1,000    Federal National Mortgage Assoc. 07/30/07...................   6.75       1,014,670
  10,500    Federal National Mortgage Assoc. 05/15/30...................   7.25      11,390,337
  56,000    Resolution Funding Corp. 10/15/05 - 01/15/09**..............   0.00      41,156,839
   2,000    U.S. Department of Housing and Urban Development Series
              1999A 08/01/11............................................   6.16       1,961,670
  12,300    U.S. Treasury Bond 02/15/25**...............................   7.625     14,690,813
  25,700    U.S. Treasury Bond 08/15/21**...............................   8.125     31,770,623
   8,600    U.S. Treasury Bond 02/15/20.................................   8.50      10,909,908
   7,240    U.S. Treasury Bond 08/15/20.................................   8.75       9,417,654
  30,560    U.S. Treasury Note 05/15/05.................................   6.75      32,665,767
  14,350    U.S. Treasury Note 02/15/05.................................   7.50      15,618,511
                                                                                   ------------
            Total U.S. Government & Agency Obligations (Cost $199,727,129)......    197,036,662
                                                                                   ------------
            Short-Term Investments (12.5%)
            Repurchase Agreement (12.3%)
  43,888    Joint repurchase agreement account due 04/01/02 (dated
              03/28/02; proceeds $43,897,439) (a) (Cost $43,888,000)....   1.936     43,888,000
                                                                                   ------------
            U.S. Government Obligations (0.2%) (b)
     400    U.S. Treasury Bill 4/18/02..................................   1.64         399,693
     100    U.S. Treasury Bill 4/18/02..................................   1.697         99,921
                                                                                   ------------
            Total U.S. Government Obligations (Cost $499,614)...................        499,614
                                                                                   ------------
            Total Short-Term Investments (Cost $44,387,614).....................     44,387,614
                                                                                   ------------

            Total Investments (Cost $380,841,098) (c)...................  107.0%    381,027,443
            Liabilities in Excess of Other Assets.......................   (7.0)    (24,882,303)
                                                                          -----    ------------
            Net Assets..................................................  100.0%   $356,145,140
                                                                          =====    ============

---------------------

     * Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date;
         the actual principal amount and maturity date will be determined upon settlement.
    ** Some of these securities are segregated in connection with securities purchased on a forward commitment basis and/or open futures contracts.
    (a) Collateralized by federal agency and U.S. Treasury obligations.
    (b) Securities were purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
    (c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $5,376,658 and the aggregate gross unrealized depreciation is $5,190,313, resulting in net unrealized appreciation of $186,345.

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
PORTFOLIO OF INVESTMENTS - MARCH 31, 2002 (UNAUDITED) continued

Futures Contracts Open at March 31, 2002:

NUMBER OF                    DESCRIPTION,        UNDERLYING     UNREALIZED
   OF                      DELIVERY MONTH,      FACE AMOUNT    APPRECIATION/
CONTRACTS   LONG/SHORT         AND YEAR           AT VALUE     DEPRECIATION
---------   ----------   --------------------   ------------   -------------
   105       Short       U.S. Treasury Future
                              June/2002         $(10,757,579)    $ 312,058
   105       Long        U.S. Treasury Future
                              June/2002          21,692,345       (234,669)
    70       Long        U.S. Treasury Notes
                              June/2002           7,261,407       (157,048)
                                                                 ---------
            Net unrealized depreciation.....................     $ (79,659)
                                                                 =========

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $380,841,098).......................................  $381,027,443
Receivable for:
    Investments sold........................................    13,474,974
    Interest................................................     2,924,992
    Principal paydowns......................................       194,123
    Variation margin........................................        15,314
Prepaid expenses and other assets...........................        24,164
                                                              ------------
    Total Assets............................................   397,661,010
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................    40,936,719
    Investment management fee...............................       219,274
    Shares of beneficial interest repurchased...............       187,009
Accrued expenses and other payables.........................       172,868
                                                              ------------
    Total Liabilities.......................................    41,515,870
                                                              ------------
    Net Assets..............................................  $356,145,140
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $367,633,833
Net unrealized appreciation.................................       106,686
Accumulated undistributed net investment income.............       436,202
Accumulated net realized loss...............................   (12,031,581)
                                                              ------------
    Net Assets..............................................  $356,145,140
                                                              ============
Net Asset Value Per Share
  37,671,849 shares outstanding (unlimited shares authorized
  of $.01 par value)........................................         $9.45
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended March 31, 2002 (unaudited)

Net Investment Income:

Interest Income.............................................  $  9,927,105
                                                              ------------
Expenses
Investment management fee...................................     1,103,391
Transfer agent fees and expenses............................        78,481
Custodian fees..............................................        30,795
Professional fees...........................................        26,546
Registration fees...........................................        13,129
Shareholder reports and notices.............................        11,632
Trustees' fees and expenses.................................         7,131
Other.......................................................         2,593
                                                              ------------
    Total Expenses..........................................     1,273,698
                                                              ------------
    Net Investment Income...................................     8,653,407
                                                              ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain on:
    Investments.............................................     1,296,365
    Futures contracts.......................................        19,062
                                                              ------------
    Net Gain................................................     1,315,427
                                                              ------------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................   (11,823,472)
    Futures contracts.......................................       (79,659)
                                                              ------------
    Net Depreciation........................................   (11,903,131)
                                                              ------------
    Net Loss................................................   (10,587,704)
                                                              ------------
Net Decrease................................................  $ (1,934,297)
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX      FOR THE YEAR
                                                              MONTHS ENDED          ENDED
                                                              MARCH 31, 2002   SEPTEMBER 30, 2001
                                                               ------------       ------------
                                                               (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................   $  8,653,407       $ 21,478,180
Net realized gain...........................................      1,315,427          6,938,659
Net change in unrealized depreciation.......................    (11,903,131)        13,929,620
                                                               ------------       ------------
    Net Increase (Decrease).................................     (1,934,297)        42,346,459

Dividends to shareholders from net investment income........     (9,533,275)       (21,309,955)
Decrease from transactions in shares of beneficial
  interest..................................................     (9,094,845)       (11,111,538)
                                                               ------------       ------------

    Net Increase (Decrease).................................    (20,562,417)         9,924,966
Net Assets:
Beginning of period.........................................    376,707,557        366,782,591
                                                               ------------       ------------
End of Period
(Including accumulated undistributed net investment income
of $436,202 and $1,286,929, respectively)...................   $356,145,140       $376,707,557
                                                               ============       ============

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Government Income Trust (the "Trust"), formerly Morgan Stanley Dean Witter Government Income Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors, Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2002 (UNAUDITED) continued

determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirement of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Trust as unrealized gains or losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2002 (UNAUDITED) continued

extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended March 31, 2002 aggregated $237,010,315 and $239,372,991, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended March 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,468. At March 31, 2002, the Trust had an accrued pension liability of $54,391 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 2000.................................  39,961,099   $399,611    $387,440,605
Treasury shares purchased and retired (weighted average
  discount 7.418%)*.........................................  (1,265,850)   (12,659)    (11,098,879)
                                                              ----------   --------    ------------
Balance, September 30, 2001.................................  38,695,249    386,952     376,341,726
Treasury shares purchased and retired (weighted average
  discount 7.714%)*.........................................  (1,023,400)   (10,234)     (9,084,611)
                                                              ----------   --------    ------------
Balance, March 31, 2002.....................................  37,671,849   $376,718    $367,257,115
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

Morgan Stanley Government Income Trust
NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2002 (UNAUDITED) continued

5. Dividends

On March 26, 2002, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE           DATE
---------   ------------   -------------

 $0.038     April 5, 2002  April 19, 2002
 $0.038     May 3, 2002    May 17, 2002
 $0.038     June 7, 2002   June 21, 2002

6. Federal Income Tax Status

At September 30, 2001, the Trust had a net capital loss carryover of approximately $13,347,000 to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

       AMOUNT IN THOUSANDS
----------------------------------
 2002    2003    2004   2006  2008
------  ------  ------  ----  ----
$1,647  $9,638  $2,020   $5   $37
======  ======  ======  ====  ====

7. Change in Accounting Policy

Effective October 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Trust, but resulted in a $29,141 increase in the cost of securities and a corresponding increase to undistributed net investment income based on securities held as of September 30, 2001.

The effect of this change for the six months ended March 31, 2002 was to decrease net investment income by $694,458; decrease unrealized depreciation by $879,479; and decrease net realized gains by $185,021. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley Government Income Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                FOR THE SIX               FOR THE YEAR ENDED SEPTEMBER 30
                                                MONTHS ENDED    ----------------------------------------------------
                                               MARCH 31, 2002     2001       2000       1999       1998       1997
                                               --------------   --------   --------   --------   --------   --------
                                                (unaudited)
Selected Per Share Data:

Net asset value, beginning of period.........        $9.74         $9.18      $9.13      $9.72      $9.32     $ 9.08
                                                     -----         -----      -----      -----      -----     ------

Income (loss) from investment operations:
    Net investment income*...................         0.23(3)       0.54       0.54       0.56       0.59       0.61
    Net realized and unrealized gain
      (loss).................................        (0.29)(3)      0.54       0.01      (0.62)      0.37       0.19
                                                     -----         -----      -----      -----      -----     ------

Total income (loss) from investment
  operations.................................        (0.06)         1.08       0.55      (0.06)      0.96       0.80
                                                     -----         -----      -----      -----      -----     ------

Less dividends from net investment income....        (0.25)        (0.54)     (0.54)     (0.56)     (0.60)     (0.60)
                                                     -----         -----      -----      -----      -----     ------

Anti-dilutive effect of acquiring treasury
  shares.....................................         0.02          0.02       0.04       0.03       0.04       0.04
                                                     -----         -----      -----      -----      -----     ------

Net asset value, end of period...............        $9.45         $9.74      $9.18      $9.13      $9.72     $ 9.32
                                                     =====         =====      =====      =====      =====     ======

Market value, end of period..................        $8.61         $9.11      $8.25      $8.25      $9.00     $8.438
                                                     =====         =====      =====      =====      =====     ======

Total Return+................................        (2.82)%(1)    17.44%      6.80%     (2.24)%    14.26%      9.86%

Ratios to Average Net Assets:
Expenses.....................................         0.69 %(2)     0.71%      0.70%      0.71%      0.70%      0.73%

Net investment income........................         4.71 %(2)(3)     5.75%     6.21%     5.98%     6.27%      6.60%

Supplemental Data:
Net assets, end of period, in thousands......     $356,145      $376,708   $366,783   $380,877   $423,030   $429,764

Portfolio turnover rate......................           68 %(1)      105%         7%        19%        16%        19%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Effective October 1, 2001, the Trust has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the six months ended March 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gain/loss per share by $0.01 and to decrease the ratio of net investment income to average net assets by 0.37%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                       See Notes to Financial Statements

Morgan Stanley Government Income Trust
REVISED INVESTMENT POLICY

On December 18, 2001, the shareholders of the Trust approved an amendment to the investment restrictions of the Trust to permit the Trust to invest in financial futures contracts and options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Trust, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Trust, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected. A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Trust's portfolio securities. Another risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Trust would lose money on the sale and the loss may be offset by an increase in the value of the underlying securities.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

W. David Armstrong
Vice President

Paul F. O'Brien
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

38532
MORGAN STANLEY
Government Income Trust

Semiannual Report
March 31, 2002